Shareholders' Equity (Summary Of Options Outstanding And Aggregate Intrinsic Value) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010		Dec. 31, 2009
Shareholders' Equity [Abstract]
Options, Outstanding at beginning of year	14,192	16,601	[1]	21,582
Options, Granted	2,125	2,139		1,845
Options, Exercised	(2,324)	(4,062)		(6,039)
Options, Forfeited	(656)
Options, Outstanding at December 31	13,337	14,192		16,601	[1]
Options, Exercisable at December 31	8,429	8,695		10,469
Aggregate intrinsic value, Outstanding at beginning of year	$ 318,075
Aggregate intrinsic value, Outstanding as of December 31	321,753	318,075
Aggregate intrinsic value, Exercisable as of December 31	$ 239,032

[1]	As of December 31, 2011, approximately 13.2 million options were outstanding and expected to vest. Options expected to vest reflect an estimated forfeiture rate for purposes of determining related compensation expense.